HIGHLAND FUNDS II

Highland Global Allocation Fund

(the “Fund”)

Class A	Class C	Class R	Class Y
HCOAX	HCOCX	HCORX	HCOYX

Supplement dated February 24, 2016 to the Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated February 1, 2016, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Footnote 4 to the Annual Fund Operating Expenses table under “Fees and Expenses of the Fund” on page 29 in the Summary Section of the Prospectus is hereby deleted in its entirety and replaced with the following:

[4]	Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2017, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

The last paragraph under “Management Fee” that begins on page 62 of the Prospectus is hereby deleted in its entirety and replaced with the following:

HCMFA has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of Highland Energy MLP Fund, Highland Small-Cap Equity Fund, Highland Fixed Income Fund, Highland Tax-Exempt Fund, Highland Global Allocation Fund and Highland Total Return Fund to 1.10%, 0.95%, 0.65%, 0.65%, 0.90% and 0.95% of average daily net assets attributable to any class of such Fund, respectively (each, an “Expense Cap” and collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2017, and may not be terminated prior to this date without the action or consent of the Board. The Trust, on behalf of each Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to a Fund pursuant to its respective Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of such Fund, in the aggregate, would not cause a Fund’s total annual operating expenses in any such year to exceed the amount of its Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date such amounts were paid, waived or reimbursed. The Adviser may not recoup any amounts previously paid, waived or reimbursed under an Expense Cap before payment of a Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

In the section of the SAI entitled “Management of the Trust”, Footnote 1 to the table in the sub-section entitled “Investment Advisory Fees” that begins on page 51 is hereby deleted in its entirety and replaced with the following:

[1]	HCMFA has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by each Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Energy MLP Fund, Small-Cap Equity Fund, Fixed Income Fund, Tax-Exempt Fund, Global Allocation Fund and Total Return Fund to 1.10%, 0.95%, 0.65%, 0.65%, 0.90% and 0.95% of average daily net assets attributable to any class of the Energy MLP Fund, Small-Cap Equity Fund, Fixed Income Fund, Tax-Exempt Fund, Global Allocation Fund and Total Return Fund, respectively (collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2017, and may not be terminated prior to this date without the action or consent of the Board.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFII-SUP-2/24/16

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